UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2023

Crown Electrokinetics Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39924	47-5423944
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1110 NE Circle Blvd.

Corvallis, Oregon 97330

(Address of principal executive offices and zip code)

(800) 674-3612

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CRKN	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 20, 2023, Crown Electrokinetics Corp. (the “Company”) entered into a Common Stock Purchase Agreement (the “ELOC Purchase Agreement”) with a purchaser (the “ELOC Purchaser”), whereby the Company has the right, but not the obligation, to sell to the ELOC Purchaser, and the ELOC Purchaser is obligated to purchase, up to an aggregate of $50 million of newly issued shares (the “ELOC Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”).

The Company does not have a right to commence any sales of Common Stock to the ELOC Purchaser under the ELOC Purchase Agreement until the time when all of the conditions to the Company’s right to commence sales of Common Stock to the ELOC Purchaser set forth in the ELOC Purchase Agreement have been satisfied, including that a registration statement of such shares is declared effective by the SEC and the final form of prospectus is filed with the SEC (the “Commencement Date”). Over the 24-month period from and after the Commencement Date, the Company will control the timing and amount of any sales of Common Stock to the ELOC Purchaser. Actual sales of shares of Common Stock to the ELOC Purchaser under the ELOC Purchase Agreement will depend on a variety of factors to be determined by the Company from time to time, including, among others, market conditions, the trading price of the Common Stock and determinations by us as to the appropriate sources of funding for our company and our operations.

The purchase price of the shares of Common Stock that the Company elects to sell to the ELOC Purchaser pursuant to the ELOC Purchase Agreement will be equal to ninety-seven percent (97.0%) of the lower of (i) the lowest intraday sale price of the common stock on the Company’s current trading market on the applicable purchase date and (ii) the arithmetic average of the three (3) lowest closing sale prices during the ten (10) trading days immediately preceding the applicable purchase date. There is no upper limit on the price per share that the ELOC Purchaser could be obligated to pay for the Common Stock under the ELOC Purchase Agreement.

Under the applicable Nasdaq rules, in no event may the Company issue to the ELOC Purchaser under the ELOC Purchase Agreement more than the Exchange Cap equal to 16,552,304 shares of Common Stock (representing 19.99% of the total number of our shares of Common Stock issued and outstanding immediately prior to the execution of the ELOC Purchase Agreement), unless the Company obtains stockholder approval to issue shares of Common Stock in excess of the Exchange Cap or unless sales of Common Stock are made at a price equal to or greater than $0.0839 per share, such that the Exchange Cap limitation would not apply under applicable Nasdaq rules. In any event, the ELOC Purchase Agreement provides that the Company may not issue or sell any shares of Common Stock under the ELOC Purchase Agreement if such issuance or sale would breach any applicable Nasdaq rules. The Purchase Agreement prohibits the Company from directing the ELOC Purchaser to purchase any shares of our Common Stock if those shares, when aggregated with all other shares of our Common Stock then beneficially owned by the ELOC Purchaser (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 thereunder), would result in the ELOC Purchaser beneficially owning more than 4.99% of the outstanding Common Stock.

As consideration for the ELOC Purchaser’s irrevocable commitment to purchase shares of Common Stock upon the terms of and subject to satisfaction of the conditions set forth in the ELOC Purchase Agreement, concurrently with the execution and delivery of the ELOC Purchase Agreement, we agreed to issue to the ELOC Purchaser 1,310,429 shares of Common Stock (the “Initial Commitment Shares”) and at the earlier of the date that is thirty days following the closing of the Company’s first public offering of common stock or October 16, 2023, the Company will issue up to an additional 5,244,994 shares of Common Stock as additional commitment shares (the “Additional Commitment Shares”).

In addition, in connection with the ELOC Purchase Agreement, the Company and the ELOC Purchaser entered into a Registration Rights Agreement whereby the Company shall file a registration statement registering the resale of the Initial Commitment Shares, the Additional Commitment Shares, and the maximum number of ELOC Shares as shall be permitted be applicable law within 15 business days following the date of the Registration Rights Agreement. The Company shall use its commercially reasonable efforts to have the registration statement declared “effective” within the earlier of 75 calendar days from the date of the Registration Rights Agreement and 15 calendar days from the date of the Registration Rights Agreement if the Company is notified (orally or in writing, whichever is earlier) by the Securities and Exchange Commission that such registration statement will not be reviewed or will not be subject to further review.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The foregoing description of the ELOC Purchase Agreement and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of each of the ELOC Purchase Agreement and the Registration Rights Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in “Item 1.01 Entry into a Material Definitive Agreement” relating to the issuance of Common Stock is incorporated by reference herein in its entirety. The Company issued the Common Stock in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

10.1	Common Stock Purchase Agreement by and between the Company and the ELOC Purchaser, dated July 20, 2023
10.2	Registration Rights Agreement by and between the Company and the ELOC Purchaser, dated July 20, 2023
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 24, 2023	CROWN ELECTROKINETICS CORP.

	By:	/s/ Doug Croxall
	Name:	Doug Croxall
	Title:	Chief Executive Officer

3